Exhibit 10.2
                                                                    ------------


        Amendment No. 4 to Receivables Financing Agreement and Consent
        --------------------------------------------------------------


                  This AMENDMENT NO. 4 TO RECEIVABLES FINANCING AGREEMENT AND CONSENT, dated as of November 9, 2006 (this "Amendment Agreement"), is made by and among Rite Aid Funding II (the "Borrower"), CAFCO, LLC ("CAFCO"), Jupiter Securitization Corporation ("Jupiter"), Variable Funding Capital Company LLC ("Variable"); together with CAFCO and Jupiter, the "Investors"), Citibank, N.A. ("Citibank"), JPMorgan Chase Bank, N.A. ("JPMorgan") and Wachovia Bank, National Association ("Wachovia"; together with Citibank and JPMorgan, the "Banks"), Citicorp North America, Inc., as program agent (the "Program Agent"), Citicorp North America, Inc. ("CNAI"), JPMorgan and Wachovia, as investor agents (CNAI, JPMorgan and Wachovia, in such capacity, the "Investor Agents"), Rite Aid Hdqtrs. Funding, Inc. (the "Collection Agent"), and each of the parties named in Schedule III to the Agreement (as defined below) as originators (the "Originators").

                  Preliminary Statements. (1) The Borrower, the Investors, the Program Agent, the Banks, the Investor Agents, the Collection Agent, the Originators and JPMorgan, as Trustee are parties to a Receivables Financing Agreement, dated as of September 21, 2004, as amended as of September 20, 2005, as of December 30, 2005 and as of September 19, 2006 (the "Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Agreement).

                  (2) The Borrower has advised the Investor Agents and the Program Agent that in the event the anticipated transaction referred to in Exhibit A hereto (the "Acquisition") is consummated, an Event of Termination would occur under Section 7.01(l) of the Agreement due to a Change in Control of the Parent and has requested the Investor Agents and the Program Agent to consent thereto.

                  (3) The Borrower, the Investors, the Program Agent, the Banks, the Investor Agents, the Collection Agent and the Originators also wish to amend the Agreement to reduce the Minimum Liquidity Position under Section 7.01(n) of the Agreement.

                  NOW, THEREFORE, the parties agree as follows:

                  SECTION 1. Amendment to Agreement. Effective as of the date hereof, Section 7.01(n) of the Agreement is amended by deleting the amount "$110,000,000" found therein and replacing it with the amount "$100,000,000".

                  SECTION 2. Consent. Based on the description of the Acquisition as set forth in Exhibit A to this Amendment Agreement, upon execution and delivery of this Amendment Agreement by the Investor Agents and the Program Agent, it will constitute a consent to the Acquisition, the provisions of Section 7.01(l) of the Agreement to the contrary notwithstanding. This consent shall pertain solely to the Acquisition, is effective only for the limited purposes hereinabove set forth, and shall not be deemed to authorize any further or future action not set forth in Exhibit A or any other non-compliance with Section 7.01(l) or any other provision of the Agreement.

                  SECTION 3. Effectiveness. Except as otherwise indicated in
Section 2 hereof, this Amendment Agreement shall become effective as of the date hereof at such time that executed counterparts of this Amendment Agreement have been delivered by each party hereto to the other parties hereto.

                  SECTION 4. Representations and Warranties. Each of the Borrower and the Collection Agent represents and warrants that each of the representations and warranties contained in Section 4.01 and Section 4.02, respectively, of the Agreement (after giving effect to this Amendment Agreement) are correct in all material respects on and as of the date of this Amendment Agreement as though made on and as of such date.

                  SECTION 5. Confirmation of Agreement. Each reference in the Agreement to "this Agreement" or "the Agreement" shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

                  SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and any other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Program Agent, the Investor Agents, the Investors and the Banks with respect thereto.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  SECTION 8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                                       2

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                  IN WITNESS WHEREOF, the parties have caused this Amendment
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              RITE AID FUNDING II

                              By: /s/ Glenn Gershenson
                                  ----------------------------------------------
                                  Name:  Glenn Gershenson
                                  Title: Treasurer


                              CAFCO, LLC

                              By:      Citicorp North America,
                                       Inc., as Attorney-in-Fact

                                       By:  /s/ Kimberly A. Conyngham
                                            ------------------------------------
                                             Name:  Kimberly A. Conyngham
                                             Title:  Vice President


                              JUPITER SECURITIZATION CORPORATION
                              By:  JPMorgan Chase Bank, N.A.,
                                   its attorney-in-fact

                              By:  /s/ Cathleen D. Dettling
                                   ---------------------------------------------
                                    Name:  Cathleen D. Dettling
                                    Title:  Vice President


                              VARIABLE FUNDING CAPITAL COMPANY LLC
                              By:      Wachovia Capital Markets, LLC,
                                       its Attorney-in-Fact

                                       By:  /s/ Douglas R. Wilson, Sr.
                                            ------------------------------------
                                             Name:  Douglas R. Wilson, Sr.
                                             Title:  Vice President


                              CITICORP NORTH AMERICA, INC.,
                                       as Program Agent and as an Investor Agent


                                       By:  /s/ Kimberly A. Conyngham
                                            ------------------------------------
                                             Name:  Kimberly A. Conyngham
                                             Title:  Vice President


                                       CITIBANK, N.A.


                                       By:  /s/ Kimberly A. Conyngham
                                            ------------------------------------
                                             Name:  Kimberly A Conyngham
                                             Title:  Vice President


                                       JPMORGAN CHASE BANK, N.A.
                                             as a Bank and as an Investor Agent


                                       By:  /s/ Cathleen D. Dettling
                                            ------------------------------------
                                             Name:  Cathleen D. Dettling
                                             Title:  Vice President

                              WACHOVIA BANK, NATIONAL ASSOCIATION
                                       as a Bank and as an Investor Agent

                                       By:  /s/ Eero H. Maki
                                            ------------------------------------
                                            Name:  Eero H. Maki
                                            Title: Director


                              RITE AID HDQTRS. FUNDING INC.


                                       By:  /s/ Glenn Gershenson
                                            ------------------------------------
                                            Name:  Glenn Gershenson
                                            Title: Treasurer

                                            RITE AID CORPORATION
                                            RITE AID OF CONNECTICUT, INC.
                                            RITE AID OF DELAWARE, INC.
                                            RITE AID OF GEORGIA, INC.
                                            RITE AID OF INDIANA, INC.
                                            RITE AID OF KENTUCKY, INC.
                                            RITE AID OF MAINE, INC.
                                            RITE AID OF MARYLAND, INC.
                                            RITE AID OF MICHIGAN, INC.
                                            RITE AID OF NEW HAMPSHIRE, INC.
                                            RITE AID OF NEW JERSEY, INC.
                                            RITE AID OF NEW YORK, INC.
                                            RITE AID OF OHIO, INC.
                                            RITE AID OF PENNSYLVANIA, INC.
                                            RITE AID OF TENNESSEE, INC.
                                            RITE AID OF VERMONT, INC.
                                            RITE AID OF VIRGINIA, INC.
                                            RITE AID OF WASHINGTON, D.C., INC.
                                            RITE AID OF WEST VIRGINIA, INC.
                                            KEYSTONE CENTERS, INC.
                                            THE LANE DRUG COMPANY
                                            RITE AID DRUG PALACE, INC.
                                            THRIFTY PAYLESS, INC.
                                            HARCO, INC.
                                            PERRY DRUG STORES, INC.
                                            APEX DRUG STORES, INC.
                                            PDS-1 MICHIGAN, INC.
                                            RDS DETROIT, INC.
                                            K & B ALABAMA CORPORATION
                                            K & B LOUISIANA CORPORATION
                                            K & B MISSISSIPPI CORPORATION
                                            K & B TENNESSEE CORPORATION


                                       By:  /s/ Glenn Gershenson
                                            ------------------------------------
                                            Title:  Treasurer
                                            Name:   Glenn Gershenson

EXHIBIT A

                  Rite Aid Corporation (the "Parent") and The Jean Coutu Group
(PJC) Inc. (the "Seller") have entered into a Stock Purchase Agreement dated as of August 23, 2006 (the "Acquisition Agreement"), pursuant to which the Parent intends to acquire (the "Acquisition") all the outstanding equity interests in The Jean Coutu Group (PJC) USA, Inc. ("JCG-USA") or, if the Parent effects the Reorganization (as defined in the Acquisition Agreement), all the outstanding equity interests in JCG (PJC) USA, LLC ("JCG LLC"), which will acquire all the outstanding equity interests in JCG-USA in such Reorganization. For purposes hereof, "Holdings" means JCG-USA or, if the Reorganization is effected, JCG LLC. Upon consummation of the Acquisition, Holdings, together with its subsidiaries, will own and operate the network of retail drugstores conducting business under the Eckerd and Brooks tradenames. On the date on which the Acquisition in consummated pursuant to the Acquisition Agreement, the Parent will transfer to the Seller, in consideration of the Acquisition, (i) $2,300,000,000 in cash, subject to certain adjustments, including a reduction in the event that the Parent assumes the Seller's 8.50% Senior Subordinated Notes due 2014 and adjustments in respect to working capital and (ii) 250,000,000 shares of common stock of the Parent, the issuance of which shares representing 30% or more of the outstanding shares of common stock of the Parent.